                                                                   EXHIBIT 10.14






                                 MATTEL, INC.

                          DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

SECTION 1.  GENERAL....................................................     1
      1.1   Purpose....................................................     1
      1.2   Enrollment Form............................................     1

SECTION 2.  DEFINITIONS................................................     1
      2.1   Account....................................................     1
      2.2   Administrator..............................................     1
      2.3   Beneficiary................................................     1
      2.4   Board of Directors.........................................     1
      2.5   Change in Control..........................................     1
      2.6   Code.......................................................     2
      2.7   Combined Voting Power......................................     2
      2.8   Company....................................................     2
      2.9   Company Matching Credits...................................     2
      2.10  Compensation...............................................     2
      2.11  Deferrals..................................................     3
      2.12  Disability.................................................     3
      2.13  Effective Date.............................................     3
      2.14  Enrollment Form............................................     3
      2.15  ERISA......................................................     3
      2.16  Exchange Act...............................................     3
      2.17  Independent Plan Administrator.............................     4
      2.18  Investment Funds...........................................     4
      2.19  Late Retirement Date.......................................     4
      2.20  Normal Retirement Date.....................................     4
      2.21  Participant................................................     4
      2.22  Person.....................................................     4
      2.23  Personal Investment Plan...................................     4
      2.24  PIP Excess Plan............................................     4
      2.25  Plan.......................................................     4
      2.26  Plan Year..................................................     5
      2.27  Predecessor Plan...........................................     5
      2.28  Severance..................................................     5
      2.29  Transaction................................................     5
      2.30  Transfer Credits...........................................     5
      2.31  Valuation Date.............................................     5
      2.32  Voting Securities..........................................     5
      2.33  Year of Service............................................     5

                                                                          Page
                                                                          ----
SECTION 3.  PARTICIPATION..............................................     5
      3.1   Eligibility................................................     5
      3.2   Deferral Election..........................................     6
      3.3   Time and Manner of Election................................     6
            (a)   Base Salary..........................................     6
            (b)   Short-Term Incentive Bonuses.........................     6
            (c)   Long-Term Incentive Bonuses..........................     6
            (d)   Cash Award Payments..................................     6
            (e)   Form of Election.....................................     7
      3.4   Change of Deferral Election................................     7
      3.5   Investment Funds - Election and Change.....................     7

SECTION 4.  ACCOUNTS...................................................     8
      4.1   Establishment of Accounts..................................     8
      4.2   Accounting for Participant's Interests.....................     8
            (a)   Base Salary Deferral Subaccount......................     8
            (b)   Short-Term Incentive Bonus Subaccount................     8
            (c)   Long-Term Incentive Bonus Subaccount.................     8
            (d)   Transfer Credits Subaccount..........................     8
            (e)   Cash Award Payments Subaccount.......................     9
            (f)   Adjustments to Subaccounts...........................     9
      4.3   Vesting of a Participant's Account.........................     9

SECTION 5.  BENEFITS...................................................     9
      5.1   Distribution of Participant's Account......................     9
            (a)   Distribution at End of Deferral Period or
                  Upon Severance.......................................     9
            (b)   Distribution Upon Retirement.........................     9
            (c)   Election of Optional Distribution Forms..............    10
            (d)   Election of Optional Distribution Dates..............    10
      5.2   Withdrawals................................................    11
            (a)   Manner of Making Withdrawals.........................    11
            (b)   Substantial Penalty..................................    11
            (c)   Limitations on Withdrawals...........................    11
      5.3   Death Benefits.............................................    11
      5.4   Acceleration of Distributions..............................    12

SECTION 6.  BENEFITS UNFUNDED..........................................    12
      6.1   Benefits Unfunded..........................................    12
      6.2   Grantor Trust..............................................    12

SECTION 7.  THE ADMINISTRATOR..........................................    13

                                                                          Page
                                                                          ----
      7.1   Members....................................................    13
      7.2   Action.....................................................    13
      7.3   Right and Duties...........................................    13
      7.4   Compensation, Indemnity and Liability......................    14
      7.5   Taxes......................................................    14

SECTION 8.  CLAIMS PROCEDURE...........................................    14
      8.1   Claims for Benefits........................................    14
      8.2   Appeals....................................................    15

SECTION 9.  AMENDMENT AND TERMINATION..................................    15
      9.1   Amendments.................................................    15
      9.2   Discontinuance of Plan.....................................    15

SECTION 10. MISCELLANEOUS..............................................    16
      10.1  Limitation on Participant's Rights.........................    16
      10.2  Other Plans................................................    16
      10.3  Receipt, Release or Setoff.................................    16
      10.4  Governing Law..............................................    16
      10.5  Gender, Tense, and Headings................................    16
      10.6  Successors and Assigns.....................................    16

                                 MATTEL, INC.
                          DEFERRED COMPENSATION PLAN


                             SECTION  1.  GENERAL

          1.1    Purpose.  Mattel, Inc., a Delaware corporation, hereby amends
                 -------
and restates the deferred compensation plan set forth below to provide Participants with a vehicle to implement financial planning strategies for the future by allowing for deferral of all or a portion of their Compensation and providing benefits for their retirement. This Plan and the related Enrollment Form are intended to be an unfunded arrangement maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA.

          1.2    Enrollment Form.  The specifications of this Plan that apply to
                 ---------------
any Participant are contained in a separate Enrollment Form executed by the Company and the Participant. The Enrollment Form constitutes a part of this Plan and its terms are incorporated into the Plan.

                            SECTION 2.  DEFINITIONS

          2.1    Account.  The record maintained by the Administrator to
                 -------
determine each Participant's interest under this Plan. Such Account may be divided into subaccounts and shall be reflected as a book reserve entry in the Company's accounting records.

          2.2    Administrator.  The person, persons or entity appointed by the
                 -------------
Board of Directors pursuant to Article 7 to manage and administer the Plan.

          2.3    Beneficiary.  The person or persons (natural or otherwise)
                 -----------
designated by a Participant in accordance with Section 5.3 to receive any undistributed benefits under the Plan at the time of the Participant's death.

          2.4    Board of Directors.  The Board of Directors of the Company or
                 ------------------
the Compensation and Options Committee of the Board of Directors.

           2.5   Change in Control.  A "Change in Control" shall be deemed to
                 -----------------
have occurred on:

                 (a) The "Distribution Date" as that term is defined in Section 1(h) of the Company's Rights Agreement dated February 7, 1992, as it may be amended from time to time. The definition of "Distribution Date" contained in the Company's Rights Agreement shall continue to apply, notwithstanding the expiration or termination of that agreement; or

                 (b) The date (during any period of two consecutive calendar years) that individuals who at the beginning of such period constituted the Company's Board of Directors cease for any reason (other than natural causes, including death, disability or retirement) to constitute a majority thereof; or

                 (c)  The date the stockholders of the Company approve:

                      (1)  A plan of complete liquidation of the Company;

                      (2) An agreement for the sale or disposition of all or substantially all of the assets of the Company; or

                      (3) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least eighty percent (80%) of the combined voting power of the stock that is outstanding immediately after the merger, consolidation, or reorganization, unless the Board of Directors of the Company determines by a majority vote prior to the merger, consolidation, or reorganization that no Change in Control will occur as a result of such transaction; or

                 (d) The date a "Change in Control" occurs within the meaning of the term defined in the grantor trust agreement established under Section 6.2 hereof.

          2.6    Code.  The Internal Revenue Code of 1986, as amended from time
                 ----
to time, or any successor statute.

          2.7    Combined Voting Power.  The aggregate votes entitled to be cast
                 ---------------------
generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation.

          2.8    Company.  Mattel, Inc., a Delaware corporation.
                 -------

          2.9    Company Matching Credits.  The amount credited to the
                 ------------------------
Participant's PIP Excess Plan Account by the Company pursuant to Section 4.2(c) of the PIP Excess Plan, based on the amount of the Participant's elective deferrals designated in an Enrollment Form under this Plan that are treated as deferrals subject to the terms and conditions of the PIP Excess Plan.

          2.10   Compensation.  Four categories of compensation are included as
                 ------------
Compensation for purposes of the Plan: Base Salary, Short-Term Incentive Bonus, Long-Term Incentive Bonus and Cash Award Payments. Base Salary is the gross amount of a Participant's base salary that is regularly scheduled to be paid to the Participant at specified intervals during any Plan Year, including amounts attributable to Base Salary deferred to this Plan, the Personal Investment Plan, or the PIP Excess Plan that, absent the election to defer, would have been payable to the Participant during such Plan Year and including salary reduction amounts excluded from income under Section 125 of the Code. Base Salary shall also include short-term disability payments from the Company until the earlier of a Participant's qualification for long-term disability benefits, Severance, or the end of the six-month period after the Participant's Disability commences. Short-Term Incentive Bonus is the amount subject to payment under the terms of the Company's Management Incentive Plan and Long-Term Incentive Bonus is the amount subject to payment under the terms of the Company's Long-Term Incentive Plan. Cash Award Payments are the amount of any compensation payment or award (hereinafter referred to as an "Award") that is authorized or approved by action of the Compensation and Options Committee of the Board of Directors for payment to an individual who is eligible to participate in the Plan, which Award specifically provides for an election to defer all or part of such Award under the Terms of the Plan, the Predecessor Plan or the Mattel Executive Deferred Compensation Plan. Base Salary, Short-Term Incentive Bonuses, Long-Term Incentive Bonuses and Cash Award Payments are all included in the definition of Compensation eligible to be deferred under this Plan.

          2.11   Deferrals.  The amount credited to the Participant's Account
                 ---------
under this Plan to reflect his interest in the Plan attributable to his elective deferrals of Compensation.

          2.12   Disability.  Unless otherwise defined in a disability plan or
                 ----------
insurance policy sponsored by the Company and covering the Participant, the inability of the Participant to perform his usual duties for the Company for an extended period by reason of mental or physical illness or injury. The Administrator may rely on the payment of benefits under any such disability plan or insurance policy as a determination of the Participant's Disability for purposes of this Plan. If the Participant is not covered by any such disability plan or insurance policy, the Administrator shall determine the Participant's Disability after receiving competent medical advice using nondiscriminatory standards.

          2.13   Effective Date.  The Effective Date of this Plan shall be
                 --------------
January 1, 1994. The Effective Date of this amendment and restatement shall be the date of execution specified at the end hereof.

          2.14   Enrollment Form.  The form executed by the Company and the
                 ---------------
Participant which sets forth the Participant's Deferral elections and other specifications of this Plan applicable to the Participant.

          2.15   ERISA.  The Employee Retirement Income Security Act of 1974, as
                 -----
amended from time to time, or any successor statute.

          2.16   Exchange Act.  The Securities Exchange Act of 1934, as amended
                 ------------
from time to time, or any successor statute.

          2.17   Independent Plan Administrator.  A person, persons or entity
                 ------------------------------
which, prior to a Change in Control has accepted in writing the position of Independent Plan Administrator under the grantor trust agreement established under Section 6.2 hereof. The appointment of the Independent Plan Administrator shall be determined under the provisions of the grantor trust agreement established under Section 6.2 hereof.

          2.18   Investment Funds.  The mutual funds, insurance policies,
                 ----------------
investment indexes or other measures of performance identified by the Administrator which shall be used to determine the return increments to be credited to each Participant's Account. The Investment Funds may be changed by the Plan Administrator, in its sole discretion, from time to time.

          2.19   Late Retirement Date.  A Severance after the Normal Retirement
                 --------------------
Date.

          2.20   Normal Retirement Date.  The later of the date upon which a
                 ----------------------
Participant attains age 55 and completes five Years of Service.

          2.21   Participant.  A key management or highly compensated employee
                 -----------
of the Company or any participating affiliate that is a participating Company as defined under the Personal Investment Plan who is employed as a Vice-President or higher employee classification who completes an Enrollment Form and has not received a complete distribution of the amounts credited to his Account.

          2.22   Person.  Any individual, entity (including, without limitation,
                 ------
any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in (S) 14(d)(3) or (S) 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, or any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiary for or pursuant to the terms of any such plan.

          2.23   Personal Investment Plan.  The Mattel, Inc. Personal Investment
                 ------------------------
Plan, as amended from time to time. The Personal Investment Plan is a separate tax-qualified retirement plan and trust with a cash or deferred feature that satisfies the requirements of Code Sections 401(a), 401(k) and 501(a).

          2.24   PIP Excess Plan.  The Mattel, Inc. PIP Excess Plan, as amended
                 ---------------
from time to time. The PIP Excess Plan is a separate unfunded nonqualified deferred compensation plan.

          2.25   Plan.  The Mattel, Inc. Deferred Compensation Plan as described
                 ----
herein and in the Enrollment Form entered into between the Company and the Participant designated therein, as such Plan and Enrollment Form may hereafter be amended.

          2.26   Plan Year.  The period with respect to which the records of the
                 ---------
Plan are maintained which shall be the twelve consecutive month period ending December 31.

          2.27   Predecessor Plan.  The Mattel, Inc. Personal Investment Plan
                 ----------------
Restoration Plan/Executive Deferred Compensation Plan, an unfunded, nonqualified, deferred compensation plan maintained by the Company prior to the Effective Date of this Plan.

          2.28   Severance.  A Participant's voluntary or involuntary
                 ---------
termination of employment with the Company for any reason at any time.

          2.29   Transaction.  Any merger, consolidation or recapitalization of
                 -----------
the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company); or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

          2.30   Transfer Credits.  The amount of deferred compensation credited
                 ----------------
under the Predecessor Plan that is automatically credited to the PIP Excess Plan, unless prior to the Effective Date, a one-time transitional election is made to defer such amounts under the terms of this Plan.

          2.31   Valuation Date.  The last day of each month within the Plan
                 --------------
Year and such other dates as may be determined by the Administrator for valuing Participant Accounts.

          2.32   Voting Securities.  All securities of a corporation having the
                 -----------------
right under ordinary circumstances to vote in an election of the board of directors of such corporation.

          2.33   Year of Service.  A period of service during which the
                 ---------------
Participant is credited with a year of service under the terms of the Personal Investment Plan.


                           SECTION 3.  PARTICIPATION

          3.1    Eligibility.  Any management or highly compensated employee
                 -----------
employed as a Vice-President or higher position classification shall be eligible to participate upon the execution of an Enrollment Form. For each Plan Year, the Enrollment Form shall specify the amount of the Participants's Deferral election. Employees who were participants in the Predecessor Plan also shall be eligible to participate in this Plan if a transitional election is made prior to the Effective Date specifying that Transfer Credits are to be credited to the Participant's Account under this Plan. An eligible employee shall become a Participant when amounts are credited to his Account.

          3.2    Deferral Election.  Subject to the limitations of Section 3.3
                 -----------------
hereof, each Participant may elect to defer any amount or percentage of his Compensation in the manner prescribed by Section 3.3. A separate Deferral election shall be required for each category of the Participant's Compensation (Base Salary, Short-Term Incentive Bonus and Long-Term Incentive Bonus) that would be received (absent the Deferral election) by the Participant during the Plan Year for which the elections are effective. Any amount of Compensation deferred hereunder by a Participant shall be allocated to the Participant's Deferral Subaccount.

           3.3   Time and Manner of Election.
                 ---------------------------

                 (a)  Base Salary.  When a Participant of the Company first
                      -----------
becomes eligible to participate in the Plan, he may enter into an Enrollment Form and make a prospective election to defer Base Salary Compensation at any time within 30 days after the date on which he becomes eligible. However, such election must be made prior to the period of service for which the Compensation subject to the deferral election would otherwise be payable. Any subsequent deferral election by the Participant must be made not later than 10 days prior to the beginning of the period of service for which the Base Salary subject to the deferral election would otherwise be payable. The maximum Deferral election shall not exceed 90% of Base Salary Compensation. Except as provided in Section 4.2(a), Base Salary Deferral elections made on an Enrollment Form under this Plan automatically will be credited to the PIP Excess Plan to the extent required to obtain the maximum Company Matching Credit. Any deferrals that are automatically credited to the PIP Excess Plan will be subject to the terms and conditions of the PIP Excess Plan.

                 (b)  Short-Term Incentive Bonuses.  A Participant may enter
                      ----------------------------
into an Enrollment Form and elect to defer all or part of any Short-Term Incentive Bonus. A Short-Term Incentive Bonus Deferral election must be submitted to the Administrator no later than 10 days prior to the end of the Plan Year preceding the Plan Year the bonus is required to be paid, or such earlier date determined by the Plan Administrator.

                 (c)  Long-Term Incentive Bonuses.  A Participant may enter into
                      ---------------------------
an Enrollment Form and elect to defer all or part of any Long-Term Incentive Bonus award. A Long-Term Incentive Bonus Deferral election must be submitted to the Administrator no later than 10 days prior to the end of the Plan Year preceding the Plan Year in which any installment of any Long-Term Incentive Bonus award is required to be paid, or such earlier date determined by the Plan Administrator.

                 (d)  Cash Award Payments.  A Participant may enter into an
                      -------------------
Enrollment Form and elect to defer all or part of any Cash Award Payments. A Cash Award Payments Deferral election must be submitted to the Administrator no later than 10 days prior to the end of the Plan Year preceding the Plan Year in which any installment of Cash Award Payments is required to be paid, or such earlier date determined by the Plan Administrator that is prior to the date the Participant would be entitled to payment in the absence of an election to defer.

                 (e)  Form of Election.  An election to defer Compensation must
                      ----------------
be made in writing on an Enrollment Form and must be filed with the Plan Administrator for each Plan Year. The Enrollment Form must specify the percentage or dollar amount to be deferred, the period of deferral and the category of Compensation to be deferred. If an Eligible Employee fails to file an Enrollment Form with the Plan Administrator by the prescribed time, he will be deemed to have elected to not defer any Compensation under this Plan. Except as provided in Section 3.4 of this Plan, a Participant may not, after the applicable election date specified in (a), (b), (c) or (d) of this Section, discontinue his election to participate or change the percentage of Compensation for a Year for which he elects to defer.

          3.4    Change of Deferral Election.   Unless terminated, as provided
                 ---------------------------
below, the Participant's Deferral election shall continue in effect for the remainder of the Plan Year for which the Deferral election is made. A Participant may not increase or decrease his Deferral election for the Plan Year after the applicable date for making the Deferral elections specified in Section
3.3 (the "applicable date"). However, the Plan Administrator, in its sole discretion, may provide for a one-time prospective increase or decrease in any Participant's Base Salary Deferral election for the Plan Year after the applicable date. A Participant may at any time terminate an election and discontinue future Deferrals of Compensation under this Plan in any Plan Year by providing written notice to the Administrator not less than ten days prior to the start of the next period of service for which Compensation will be payable. In such event, Compensation earned for services subsequent to such termination will be paid directly to the Participant and will not be subject to his prior Deferral election. A Participant who elects to discontinue Deferrals under the Plan for a Plan Year may not recommence Deferrals under the Plan until the following Plan Year, at which time a new Enrollment Form must be completed.

          3.5    Investment Funds - Election and Change.  When a Participant
                 --------------------------------------
enters into an Election Form to defer Compensation in the manner prescribed by
Section 3.3, the Participant shall specify on the Enrollment Form, in the manner indicated on the Enrollment Form, the allocation of the Participant's deferred amounts among the designated Investment Funds. A Participant can elect to change the Investment Fund allocation of the Participant's Accounts or subaccounts once each year (including inter-fund transfers of previously deferred amounts), in the manner and at the time specified by the Administrator; provided, however, that no part of the amounts previously credited to an Investment Fund that is a Stock Equivalent Account may be transferred to any other Investment Fund. Such change, if timely, shall be effective with respect to amounts deferred for the next period of service for which Compensation will be payable following the period of service in which such election is received and thereafter. For purposes of this Section a "Stock Equivalent Account" is an Investment Fund that is credited with the hypothetical purchase of whole shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Any amounts credited or allocated to an Investment Fund that is a Stock Equivalent Account will be distributed in the form of Common Stock. In no event shall the Company be required to issue fractional shares in connection with a distribution of a Participant's Stock Equivalent Account. The value of fractional hypothetical shares of Common Stock shall be distributed in cash. The Plan Administrator may determine at any time in its sole discretion that no additional deferred amounts shall be credited to a Stock Equivalent Account for any Participant. In the event all Stock Equivalent Accounts are frozen, the Plan Administrator my permit any affected Participant to change his Investment Fund allocation with respect to additional deferred amounts.

                             SECTION 4.  ACCOUNTS

          4.1    Establishment of Accounts.  The Plan Administrator shall open
                 -------------------------
and maintain an Account for each Participant. Separate records shall be maintained of each Participant's Base Salary Deferral Subaccount, Short-Term Incentive Bonus Subaccount, Long-Term Incentive Bonus Subaccount, Cash Award Payments Subaccount and Transfer Credit Subaccount.

          4.2    Accounting for Participant's Interests.
                 --------------------------------------

                (a)  Base Salary Deferral Subaccount.  Each Participant's Base
                     -------------------------------
Salary Deferral Subaccount shall be credited with the amounts of Compensation deferred by the Participant pursuant to the Deferral election specified in his Enrollment Form. However, amounts of Compensation that the Participant elects to defer under the Plan will automatically be treated as deferrals that are credited under and subject to the terms and conditions of the PIP Excess Plan to the extent required to obtain the maximum Company Matching Credit; provided, however, that an employee who elects to defer Compensation under the terms of the Plan may elect on the Enrollment Form that the Compensation deferred under the Plan, in whole or in part, shall not be treated as deferrals under the PIP Excess Plan. Deferrals will be credited on the first Valuation Date coincident with or next following the time such amounts would otherwise be payable to the Participant. The Base Salary Deferral Subaccount shall also be credited with the adjustments provided by Section 4.2(f) below.

                (b)  Short-Term Incentive Bonus Subaccount.  On each Valuation
                     -------------------------------------
Date, the Short-Term Incentive Bonus Subaccount of each Participant shall be credited with the amount of any Deferrals of Short-Term Incentive Bonus. The Short-Term Incentive Bonus Subaccount shall also be credited with the adjustments provided by Section 4.2(f) below.

                (c)  Long-Term Incentive Bonus Subaccount.  On each Valuation
                     ------------------------------------
Date, the Long-Term Incentive Bonus Subaccount of each Participant shall be credited with the amount of any Deferrals of Long-Term Incentive Bonus. The Long-Term Incentive Bonus Subaccount shall also be credited with the adjustments provided by Section 4.2(f) below.

                (d)  Transfer Credits Subaccount.  The Transfer Credits
                     ---------------------------
Subaccount shall be credited with all Transfer Credits attributable to the amount of any deferred compensation credited under the Predecessor Plan, plus the adjustments provided by Section 4.2(f) below. Amounts attributable to the Predecessor Plan shall be treated as Transfer Credits that will become subject to all the terms and conditions of this Plan, if prior to the Effective Date, a one-time transitional election is made to defer such amounts under the terms of this Plan instead of the PIP Excess Plan. Such transitional election shall be made by executing a form prescribed by the Administrator of the PIP Excess Plan.

                (e)  Cash Award Payments Subaccount.  On each Valuation Date,
                     ------------------------------
the Cash Award Payments Subaccount of each Participant shall be credited with the amount of any Deferrals of Cash Award Payments. The Cash Award Payments Subaccount shall also be credited with the adjustments provided by Section 4.2(f) below.

                (f)  Adjustments to Subaccounts.  On each Valuation Date, each
                     --------------------------
Participant's subaccounts shall be adjusted:

                     (1) to reflect any gain or loss in the Investment Fund or Funds in which the Participant's subaccounts are deemed to be invested for the purpose of determining the returns on the Participant's subaccounts since the preceding Valuation Date; and

                     (2) to reflect any deferrals or withdrawals since the preceding Valuation Date.

          4.3   Vesting of a Participant's Account.  Except as provided by
                ----------------------------------
Section 5.2, a Participant's interest in his Account at all times shall be 100% vested and nonforfeitable.


                             SECTION 5.  BENEFITS

          5.1   Distribution of Participant's Account.
                -------------------------------------

                (a)  Distribution at End of Deferral Period or Upon Severance.
                     --------------------------------------------------------
In the event the deferral period designated on a Participant's Enrollment Form requires a distribution at a specified time prior to the Participant's Severance, or if the Participant has a Severance for any reason, including death, Disability or retirement upon the Participant's Normal Retirement Date or Late Retirement Date, except as provided in Section 5.1(b), the Plan Administrator shall pay the Participant the vested amount of his Account under the Plan. The value of the Participant's Account, as determined as of the Valuation Date immediately preceding the distribution (as adjusted to reflect any deferrals or withdrawals since the preceding Valuation Date) shall be paid by the Company in a lump sum payment no later than March 30 of the Plan Year following the earlier of the end of the deferral period specified on the Participant's Enrollment Form (the "scheduled distribution date") or the Participant's Severance.

                 (b)  Distribution Upon Retirement.  A Participant who has a
                      ----------------------------
Severance due to retirement upon the Participant's Normal Retirement Date or Late Retirement Date, shall be entitled to elect a distribution under one of the following optional forms of distribution:

                      (1) In a lump sum payment no later than March 30 of the Plan Year following the Participant's Severance;

                      (2) In five (5) annual installment payments commencing no later than March 30 of the Plan Year following the Participant's Severance; or

                      (3) In ten (10) annual installment payments commencing no later than March 30 of the Plan Year following the Participant's Severance.

For the purpose of determining the amount of any distribution to a Participant, the value of the Participant's Account or any subaccount therein shall be determined as of the Valuation Date immediately preceding the distribution (as adjusted to reflect any deferrals or withdrawals since the preceding Valuation
Date). The amount of any installment distribution shall be determined by dividing the value of the Participant's Account or any subaccount therein by the number of remaining installments (including the current installment).

                 (c)  Election of Optional Distribution Forms.  The method of
                      ---------------------------------------
retirement distribution under Section 5.1(b) shall be selected by the Participant on the initial Enrollment Form prescribed by the Administrator. Once elected, the method of retirement distribution selected by the Participant on the initial Enrollment Form is irrevocable, except as provided herein. If the method of retirement distribution selected by the Participant on the initial Enrollment Form is a lump sum payment described in Section 5.1(b)(1), the Participant may make a one-time election to change the method of distribution to an installment method described in Section 5.1(b)(2) or Section 5.1(b)(3). Such one-time election may be made at any time that is not less than one year prior to the Participant's Severance due to retirement upon the Participant's Normal Retirement Date or Late Retirement Date (a "retirement Severance"). An election made less than one year prior to such retirement Severance shall be void and shall not have any force or effect. In such event, the Participant's Account will be distributed as a lump sum payment pursuant to Section 5.1(b)(1). In the event that a Participant for any reason fails to select a method of distribution on the initial Enrollment Form, the Participant shall be deemed to have selected a lump sum payment.

                 (d)  Election of Optional Distribution Dates.  Once elected,
                      ---------------------------------------
the timing of distribution to a Participant who selected a Deferral period that ends prior to the Participant's Severance is irrevocable, except as provided herein. If the timing of distribution selected by the Participant on the initial Enrollment Form is a specified period that ends prior to the Participant's Severance, the Participant may make a one-time election to change the timing of the distribution to a later date. Such one-time election may be made at any time that is not less than one year prior to the Participant's scheduled distribution date. An election made less than one year prior to such scheduled distribution date shall be void and shall not have any force or effect. In such event, the Participant's Account will be distributed according to the scheduled distribution date specified on the initial Enrollment Form or upon his earlier Severance.

          5.2    Withdrawals.
                 -----------

                 (a)  Manner of Making Withdrawals.  Upon reasonable notice, a
                      ----------------------------
Participant shall be permitted to withdraw at any time all or a portion of the amount credited to his Account (less a substantial penalty) by filing a written request with the Plan Administrator specifying the amount to be withdrawn.

                 (b)  Substantial Penalty.  Any withdrawal pursuant to this
                      -------------------
Section 5.2 shall subject the Participant to a substantial penalty equal to at least six percent (6%) of the amount of the requested withdrawal. The Administrator, upon reasonable notice to Participants, may change the penalty percentage to which withdrawals are subject, provided such penalty shall never be less than six percent (6%). The amount of any penalty shall be treated as a forfeiture and shall not be subject to reinstatement. The Company and the Administrator shall be released from any further liability for the withdrawn benefit amount and the penalty amount. In addition, a Participant who makes a withdrawal shall not be eligible to make additional Deferrals or to receive additional Company credits in this Plan during the Plan Year in which the withdrawal is made and the next following Plan Year.

                 (c)  Limitations on Withdrawals.  The Administrator may
                      --------------------------
prescribe nondiscriminatory rules and procedures limiting the frequency with which a Participant may make a withdrawal under the Plan and the minimum amount a Participant may withdraw on any single occasion.

          5.3    Death Benefits.  In the event the Participant dies prior to a
                 --------------
Severance, the Company agrees to pay the amount due under Section 5.1 to the Participant's designated Beneficiary no later than March 30 of the Plan Year following the Participant's death. If the Participant dies after Normal Retirement Date at a time when installment payments have commenced, the remaining installments will be paid to the Participant's Beneficiary in a lump sum no later than March 30 of the year following death. For the purpose of determining the amount of any Death Benefit distribution, the value of the Participant's Account or any subaccount therein shall be determined as of the Valuation Date immediately preceding the distribution (as adjusted to reflect any deferrals or withdrawals since the preceding Valuation Date). Such Death Benefit shall be payable to the Beneficiary designated by the Participant in a written Beneficiary designation filed with the Company; or if no designation shall be in effect at the time of Participant's death or if all designated Beneficiaries shall have predeceased the Participant, then the Beneficiary shall be the following (in the priority of the order listed):

                 (a) The Participant's surviving spouse;

                 (b) The Participant's surviving children, including adopted children;

                 (c) The Participant's surviving parents; or

                 (d) The Participant's estate.

The determination by the Administrator as to which persons, if any, qualify within the foregoing categories shall be final and conclusive upon all persons. Written consent of the Participant's spouse is required for the Participant's initial or subsequent designation of a Beneficiary other than the Participant's spouse, unless the Participant establishes to the satisfaction of the Administrator that such written consent cannot be obtained because there is no spouse, or because the spouse cannot be located. The designation of Beneficiary and spousal consent shall be made in writing on the Enrollment Form and may be changed at any time, without regard to the restrictions applicable to the timing and frequency of Deferral Elections.

          5.4    Acceleration of Distributions.  The Administrator, in its sole
                 -----------------------------
discretion, may elect to accelerate payment of any or all Participant Accounts, without regard to any Participant elections.


                         SECTION 6.  BENEFITS UNFUNDED

          6.1    Benefits Unfunded.  The benefits provided by this Plan shall be
                 -----------------
unfunded. All amounts payable under this Plan to the Participant shall be paid from the general assets of the Company, and nothing contained in this Plan shall require the Company to set aside or hold in trust any amounts or assets for the purpose of paying benefits to Participant. This Plan shall create only a contractual obligation on the part of the Company, and Participant shall have the status of a general unsecured creditor with respect to the benefit obligations hereunder or any other obligation of the Company to pay benefits pursuant hereto. Any funds of the Company available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Company, and may be used for any purpose by the Company.

          6.2    Grantor Trust.  Although the Company is responsible for the
                 -------------
payment of all benefits under the Plan, the Company may, in its discretion, contribute funds or assets (including insurance policies on the life of any or all Participants and securities issued by the Company) to a grantor trust for the purpose of paying benefits under this Plan. Such trust may be irrevocable, but assets of the trust shall be subject to the claims of creditors of the Company or any adopting affiliate. To the extent any benefits provided under the terms of the Plan are actually paid from the trust, the Company or such adopting affiliate shall have no further obligation with respect thereto. To the extent any benefits provided under the terms of the Plan are not paid from the trust, such benefits shall remain the obligation of and shall be paid by the Company or the adopting affiliate. References to payments by the Company shall be deemed to include payments by the Company or by an adopting affiliate, as the context may require. The Participants shall have the status of unsecured creditors insofar as their legal claim for benefits under the Plan and the Participants shall have no security interest or preferred claim in or to the assets of any such grantor trust.


                         SECTION 7.  THE ADMINISTRATOR

          7.1    Members.  The Administrator shall consist of a committee, an
                 -------
individual, an entity appointed by the Board of Directors to serve at its pleasure, or the Company. The Administrator, or any member thereof, shall not be required to be an employee of the Company. The Administrator may resign by giving notice, in writing, filed with the Board of Directors. If no Administrator has been appointed by the Company, or if the person designated as Administrator by the Company is not serving as such for any reason, the Company shall be deemed to be the Administrator of the Plan. Notwithstanding the prior provisions of this Section 7.1, if the Company creates a trust as described in
Section 6.2 hereof, and, if such trust provides for an Independent Plan Administrator, then, following a Change in Control of the Company, the Independent Plan Administrator (or any successor Independent Plan Administrator) under the trust shall serve as Administrator of this Plan, so long as such entity is serving as Independent Plan Administrator under the trust.

          7.2    Action.  Action of the Administrator may be taken with or
                 ------
without a meeting; provided, however, that any action shall be taken only upon the vote or other affirmative expression of a majority of the committee members qualified to vote with respect to such action. If a member of the committee, the appointed individual or entity is the Participant subject to the Plan, such Participant shall not participate in any decision which solely affects the Participant. The Administrator shall for purposes of administering the Plan choose a secretary who shall keep minutes of the Administrator's proceedings and all records and documents pertaining to the administration of this Plan. The secretary may execute any certificate or any other written direction on behalf of the Administrator.

          7.3    Right and Duties.  The Administrator, on behalf of the
                 ----------------
Participants, shall administer the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the following:

                 (a) to construe, interpret, and administer this Plan;

                 (b) to make determinations required by this Plan, and to maintain records regarding Participants' benefits;

                 (c) to compute and certify to the Company the amount and kinds of benefits payable to Participant or Participant's Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

                 (d) to authorize all disbursements by the Company pursuant to this Plan;

                 (e) to maintain all the necessary records of the administration of this Plan; and

                 (f) to make and publish such rules for the regulation of this Plan as are not inconsistent with the terms hereof.

Any construction, interpretation, determination or application of the Plan provisions by the Administrator shall be final, conclusive and binding on all parties. All actions by the Administrator shall be applied in a uniform manner to similarly situated persons. The Administrator shall have no power to add to, subtract from or modify the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

          7.4    Compensation, Indemnity and Liability.  The Administrator shall
                 -------------------------------------
serve as such without compensation for services hereunder. All expenses of the Administrator shall be paid by the Company. If the Administrator is a committee, no member of the committee shall be liable for any act or omission of any other member of the committee, nor for any act or omission on his own part, excepting his own willful misconduct or gross negligence. The Company shall indemnify and hold harmless the Administrator and each member of the committee, if any, against any and all expenses and liabilities arising out of his membership on the committee, excepting only expenses and liabilities arising out of his own willful misconduct or gross negligence. The Company, as a condition of its indemnification obligation, shall have the right, directly or through its designated representatives, to assume and control the defense of any action with respect to which indemnification is required and to consent to the terms of any settlement.

          7.5    Taxes.  If the whole or any part of any Participant's benefit
                 -----
shall become liable for the payment of any estate, inheritance, income, employment or other tax which the Company is required to pay or withhold, the Company shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the benefit of the Participant whose benefits hereunder are so liable. Prior to making any payment, the Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary. To the extent benefits paid hereunder are wages or compensation, the Company shall be entitled to deduct, withhold and pay any applicable income or employment taxes from amounts otherwise payable to Participant hereunder.

                         SECTION 8.  CLAIMS PROCEDURE

          8.1    Claims for Benefits.  If the Participant or Beneficiary
                 -------------------
(hereunder, "Applicant") does not receive timely payment of any benefits which Applicant believes are due and payable under the Plan, Applicant may make a claim for benefits to the Administrator. The claim for benefits must be in writing and addressed to the Administrator or to the Company. If the claim for benefits is denied, the Administrator shall notify the Applicant in writing within 90 days after the Plan Administrator initially received the benefit claim, unless special circumstances require an extension of time. If such an extension of time is required, written notice of the extension and the special circumstances shall be given to the Applicant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. Claims not acted upon within the time prescribed herein shall be deemed denied for purposes of proceeding to the review stage. Any notice of a denial of benefits shall advise the Applicant, in a manner calculated to be understood by the Applicant, of the basis for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the Applicant to perfect his claim and an explanation of why such material or information is necessary, and the steps which the Applicant must take to have his claim for benefits reviewed.

          8.2    Appeals.  Each Applicant whose claim for benefits has been
                 -------
denied may file a written request for a review of his claim by the Administrator. The request for review must be filed by the Applicant within 60 days after receipt of the written notice denying the claim. The decision of the Administrator will be made within 60 days after receipt of a request for review and shall be communicated in writing to the Applicant. Such written notice shall set forth the basis for the Administrator's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Administrator's decision shall be rendered not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension and the special circumstances shall be given to the Applicant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of such initial period. The Administrator may designate a representative to receive, review and decide claims in accordance with Section
8.1 hereof. However, the Administrator will receive, review and decide all appeals in accordance with this Section 8.2.


                     SECTION 9.  AMENDMENT AND TERMINATION

          9.1    Amendments.  The Company shall have the right to amend this
                 ----------
Plan in whole or in part from time to time by resolution of the Board of Directors, and to amend and cancel any amendments; provided, however, that no action under this Section shall cancel or reduce the amount of the Participant's previously accrued vested benefits. An amendment shall be in writing and be adopted by the Board of Directors. The action of the Board of Directors adopting any amendment may, but is not required to, be evidenced by the execution of such amendment by a duly authorized officer of the Company. The Participant shall be bound thereby.

          9.2    Discontinuance of Plan.  The Company expects to continue this
                 ----------------------
Plan indefinitely, but does not obligate itself to do so. The Company reserves the right to discontinue and terminate the Plan at any time, for any reason (including a change, or an impending change, in the tax laws of the United States or the State of California), by resolution of the Board of Directors. If the Plan is terminated, the Administrator shall be notified of such action in a writing executed by a duly authorized officer of the Company, and the Plan shall be terminated at the time therein set forth. Termination of the Plan shall be binding on the Participant, but in no event may such termination reduce the Participant's previously accrued vested benefits. If this Plan is terminated, the Participant's previously accrued vested benefits shall be paid as soon as reasonably practicable after the first day of the month following the termination.


                          SECTION 10.  MISCELLANEOUS

          10.1   Limitation on Participant's Rights.  This Plan shall not give
                 ----------------------------------
any Participant the right to be retained in the Company's employ or any right or interest to any assets of the Company other than as herein provided. The Company reserves the right to terminate the employment of any Participant without any liability for any claim against the Company except to the extent provided herein.

          10.2   Other Plans. This Plan shall not affect the right of
                 -----------
Participant to participate in and receive benefits under and in accordance with the provisions of any other employee benefit plans which are now or hereafter maintained by the Company, unless the terms of such other employee benefit plan or plans specifically provide otherwise.

          10.3   Receipt, Release or Setoff.  Any payment to a Participant in
                 --------------------------
accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Administrator and the Company, and the Administrator may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect. Amounts owed to the Company by any Participant may be setoff from the benefits distributed under this Plan, provided the Administrator designates the amount and description of the setoff amounts and any such setoff shall be treated as a distribution that satisfies the corresponding distribution obligation under this Plan.

          10.4   Governing Law.  Except to the extent preempted by ERISA, this
                 -------------
Plan shall be construed, administered, and governed in all respects in accordance with the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

          10.5   Gender, Tense, and Headings.  In this Plan, whenever the
                 ---------------------------
context so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other. Headings and subheadings in this Plan are inserted for convenience of reference only and are not considered in the construction of the provisions hereof.

          10.6   Successors and Assigns.  This Plan shall inure to the benefit
                 ----------------------
of, and be binding upon, the parties hereto and their successors and assigns; provided, however, subject to the provisions of applicable law regarding domestic relations orders, that the benefits hereunder shall not be assignable or transferable and, except as provided by Section 7.5, any purported transfer, assignment, encumbrance, or attachment thereof shall be void and of no effect. In the event of a dispute involving any individual's right to receive the benefit hereunder, the Administrator or the Company may enter an interpleader action. Payment of the benefit to a court of competent jurisdiction with proper notice to the appropriate parties in dispute shall be in full satisfaction of all claims against the Administrator and the Company as to the Plan, and shall be equivalent to a receipt and release pursuant to Section 10.3.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer.

                                    MATTEL, INC.



Dated: August 17, 1998              By: /s/ Alan Kaye
       _________________                __________________________